UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015 (December 18, 2015)

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36407	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On December 18, 2015, the Board of Directors (the “Board of Directors”) of Alnylam Pharmaceuticals, Inc. (the “Company”) approved Amendment No. 1 to the Company’s Amended and Restated Bylaws (the “Bylaws Amendment”). The Bylaws Amendment changes the voting standard for uncontested director elections from a plurality voting standard to a majority voting standard. Accordingly, pursuant to the Bylaws Amendment, in future uncontested director elections, a director nominee will be elected only if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. The Bylaws Amendment retains a plurality voting standard in contested elections, which includes an election for which, as of the record date of any meeting of stockholders, there are more nominees for election than positions on the Board of Directors to be filled by that election.

The Bylaws Amendment also includes a new section designating the Court of Chancery of the State of Delaware as the sole and exclusive forum for any stockholder of the Company to bring (i) any derivative action or proceeding on behalf of the Company, (ii) any action asserting a claim of, or a claim based on, breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company or any current or former director, officer, employee or stockholder of the Company pursuant to any provision of the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation or the Company’s Bylaws or (iv) any action asserting a claim against the Company or any current or former director, officer, employee or stockholder of the Company governed by the internal affairs doctrine.

In connection with the Bylaws Amendment, on December 18, 2015, the Board of Directors amended and restated its Corporate Governance Guidelines to create a director resignation policy pursuant to which any director that fails to receive the required majority vote in an uncontested election will promptly tender his or her resignation to the Board of Directors for its consideration. Within 90 days following certification of the stockholder vote, the Board of Directors will publicly disclose its decision regarding whether to accept the resignation or take other action.

The summary of the Bylaws Amendment above is qualified in its entirety by the Bylaws Amendment filed herewith as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment No. 1 to Amended and Restated Bylaws of Alnylam Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.

Date: December 22, 2015	By:	/s/ Michael P. Mason
Michael P. Mason
Vice President, Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to Amended and Restated Bylaws of Alnylam Pharmaceuticals, Inc.